EXECUTION VERSION

Exhibit 10.03

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2012 (this “Second Amendment”), among WEST CORPORATION, a Delaware corporation (the “Borrower”), the Additional Revolving Commitment Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, each lender from time to time party thereto, the Administrative Agent and other agents and parties party thereto have entered into an Amended and Restated Credit Agreement, dated as of October 5, 2010 (as so amended and restated and as further amended, supplemented and/or otherwise modified prior to the date hereof, including pursuant to Amendment No. 1, dated as of August 15, 2012, the “Credit Agreement”).

B. Each of Citicorp North America, Inc. (“CNAI”) and Morgan Stanley Bank, N.A. (together with CNAI, the “Additional Revolving Commitment Lenders”) has committed to provide additional Extended Maturity Revolving Credit Commitments.

C. The Borrower desires to increase the amount of the Extended Maturity Revolving Credit Commitments in the form of Replacement Revolving Commitments on the terms and conditions set forth herein.

D. The Administrative Agent and the Additional Revolving Commitment Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Second Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Increase in Extended Maturity Revolving Credit Commitments.

(a) On the Second Amendment Effective Date (as defined below), each of the Additional Revolving Commitment Lenders shall automatically become an Extended Maturity Revolving Credit Lender under the Credit Agreement with respect to its Additional Revolving Credit Commitment (as defined below) and shall automatically have an Extended Maturity Revolving Credit Commitment under the Credit Agreement in the amount of its Additional Revolving Credit Commitment in addition to any Extended Maturity Revolving Credit Commitment it has prior to the Second Amendment Effective Date. The commitment of each Additional Revolving Commitment Lender to make Extended Maturity Revolving Credit Loans and to acquire participations in Letters of Credit and Swing Line Loans in respect of its Extended Maturity Revolving Credit Commitment shall be increased by an amount set forth on Schedule I to this Amendment (the “Additional Revolving Credit Commitment”). The Additional Revolving Credit Commitments and Extended Maturity Revolving Credit Loans thereunder established pursuant to this Section shall constitute Extended Maturity Revolving Credit Loans and Extended

Maturity Revolving Credit Commitments under, and shall be entitled to all the benefits afforded by, the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranties and security interests created by the Collateral Documents.

(b) On the Second Amendment Effective Date, the Borrower shall repay all outstanding Revolving Credit Loans out of the proceeds of a new borrowing of Extended Maturity Revolving Credit Loans made hereunder (reflecting the increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender pursuant to Section 3.05 of the Credit Agreement. Each of the Revolving Credit Lenders having a Revolving Credit Commitment prior to the Second Amendment Effective Date (the “Pre-Amendment Revolving Credit Lenders”) will automatically and without further act be deemed to have assigned to each Additional Revolving Commitment Lender and each such Additional Revolving Commitment Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations under the Credit Agreement in Letters of Credit and (B) participations under the Credit Agreement in Swing Line Loans held by each Revolving Credit Lender (including the Additional Revolving Credit Lenders) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment.

(c) Except as expressly set forth in this Second Amendment, the Additional Revolving Credit Commitments established under this Second Amendment shall have identical terms as the Extended Maturity Revolving Credit Commitments in existence under the Credit Agreement prior to the Second Amendment Effective Date and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Extended Maturity Revolving Credit Lenders, of the Credit Agreement and the other Loan Documents. Upon the occurrence of the Second Amendment Effective Date, each reference to an “Extended Maturity Revolving Credit Commitment” or “Extended Maturity Revolving Credit Commitments” in the Credit Agreement shall be deemed to include the Additional Revolving Credit Commitments in effect on the Second Amendment Effective Date. For the avoidance of doubt, (i) the Additional Revolving Credit Commitments established under this Second Amendment are Replacement Revolving Commitments for purposes of Section 2.14 of the Credit Agreement and (ii) no commitment fees shall accrue in respect of the Additional Revolving Credit Commitments prior to the Second Amendment Effective Date.

SECTION 3. Conditions of Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:

(a) The Administrative Agent shall have received a copy of (i) this Second Amendment, duly executed and delivered by the Borrower and each of the Additional Revolving Commitment Lenders and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor.

(b) The Administrative Agent shall have received a fully executed Lender Addendum in the form attached hereto as Annex B with respect to CNAI (and pursuant to which, on the Second Amendment Effective Date, CNAI shall become a Revolving Credit Lender, for all purposes under the Credit Agreement).

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(c) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that (i) the conditions precedent set forth in Section 4.02(a) and (b) of the Credit Agreement have been satisfied on and as of the Second Amendment Effective Date (it being understood that each reference to “the date of such Credit Extension” or similar language in Section 4.02 of the Credit Agreement shall be deemed to refer to the Second Amendment Effective Date) and (ii) after giving effect to the Second Amendment, the Borrower is in compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement determined on a Pro Forma Basis as of the Second Amendment Effective Date and the last day of the most recent Test Period, as if the Additional Revolving Credit Commitments and any Revolving Credit Borrowings with respect thereto on the Second Amendment Effective Date had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith.

(d) The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the transactions contemplated hereby and (ii) a good standing certificate (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of the Borrower dated as of a recent date prior to the Second Amendment Effective Date.

(e) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and, if applicable, evidence of flood insurance in form and substance satisfactory to the Administrative Agent.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of Borrower in the form of Annex C hereto.

(g) The Original Maturity Date Revolving Credit Loans shall have been repaid in full and the commitments under the Original Maturity Date Revolving Credit Facility shall have been terminated and all accrued but unpaid interest, fees and premiums (if any) owing thereon shall have been paid in full.

(h) The Borrower shall have paid all fees and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment, as applicable, or as otherwise required to be paid in connection with this Second Amendment, to the extent invoiced at least one Business Day prior to the date hereof.

SECTION 4. Post-Closing Requirements Relating to the Mortgaged Properties. Within 90 days after the Second Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent:

(a) evidence that mortgage amendments in form and substance reasonably satisfactory to the Administrative Agent (the “Mortgage Amendments”) with respect to the Mortgaged Properties have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

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(b) date-down endorsements (or, with respect to Mortgaged Properties located in the State of Texas, T-38 modification endorsements) to the title insurance policies with respect to the Mortgaged Properties in form and substance reasonably satisfactory to the Administrative Agent and such customary and reasonable affidavits, certificates, information and instruments of indemnification as shall be required to induce the applicable title insurance company to issue the date-down endorsements;

(c) with respect to each Mortgage Amendment, opinions of local counsel to the applicable Loan Parties, which opinions (i) shall be addressed to the Administrative Agent and each of the Lenders, (ii) shall cover the enforceability of the Mortgage Amendment and (iii) shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(d) evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 4 and as, and to the extent, otherwise required to be paid in connection therewith under Section 10.04 of the Credit Agreement.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Second Amendment are within the Borrower’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of the Borrower’s Restricted Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Second Amendment has been duly executed and delivered by the Borrower. This Second Amendment and each Loan Document after giving effect to the amendments pursuant to this Second Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Second Amendment.

(d) Each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement and each other Loan Document, immediately before and after giving effect to this Second Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any representation and warranty made on or as of the Closing Date that is qualified as to “Material Adverse Effect” shall be deemed to be qualified by a “Company Material Adverse Effect.”

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SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Second Amendment.

(c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a modification, acceptance or waiver of any other provision of any of the Loan Documents. On and after the effectiveness of this Second Amendment, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby and (ii) this Second Amendment shall for all purposes constitute a Loan Document.

SECTION 7. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Second Amendment.

SECTION 8. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION 9. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WEST CORPORATION,
as Borrower

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Mark B. Felker
Name:	Mark B. Felker
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITICORP NORTH AMERICA, INC.

By:	/s/ James M. Walsh
Name:	James M. Walsh
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Schedule I

Lender	Additional Revolving Credit Commitment
Citicorp North America, Inc.	$25,000,000.00
Morgan Stanley Bank, N.A.	$17,968,750.00

ANNEX A

GUARANTOR CONSENT AND REAFFIRMATION

Reference is made to Amendment No. 2 (the “Second Amendment”), dated as of October 24, 2012, to the Amended and Restated Credit Agreement dated as of October 5, 2010 (as so amended and restated and as further amended, supplemented and/or otherwise modified prior to the date hereof including pursuant to Amendment No. 1, dated as of August 15, 2012, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wells Fargo Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Second Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Second Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Second Amendment Effective Date, be deemed to be a reference to the Credit Agreement as amended by the Second Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Second Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

After giving effect to the Second Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Second Amendment, and shall continue to secure the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by the Second Amendment and the other Loan Documents.

This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of this          day of October 2012.

WEST CORPORATION
ANNEX HOLDINGS HC CORPORATION
COSMOSIS CORPORATION
HOLLY CONNECTS, INC.
INTERCALL, INC.
INTRADO COMMAND SYSTEMS, INC.
INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA INC.
INTRADO INC.
INTRADO INFORMATION SYSTEMS HOLDINGS, INC.
INTRADO SYSTEMS CORP.
NORTHERN CONTACT, INC.
TELEVOX SOFTWARE, INCORPORATED
TWENTY FIRST CENTURY COMMUNICATIONS OF CANADA, INC.
TWENTY FIRST CENTURY COMMUNICATIONS, INC.
WEST ASSET MANAGEMENT, INC.
WEST DIRECT II, INC.
WEST INTERACTIVE CORPORATION
WEST INTERACTIVE CORPORATION II
WEST INTERNATIONAL CORPORATION
WEST IP COMMUNICATIONS, INC.
WEST NOTIFICATIONS GROUP, INC.
WEST RECEIVABLE SERVICES, INC., as Guarantors

By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

ASSET DIRECT MORTGAGE, LLC, as Guarantor

By:
Name: Paul M. Mendlik
Title: Manager

[SIGNATURE PAGE TO GUARANTOR CONSENT AND REAFFIRMATION]

BUYDEBTCO, LLC
THE DEBT DEPOT, LLC
WEST ASSET PURCHASING, LLC
WORLDWIDE ASSET PURCHASING, LLC, as Guarantors
By: West Receivable Services, Inc., its Sole Member

By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

HYPERCUBE, LLC, as Guarantor
By Rubik Acquisition Company, LLC, as Member
By West Corporation, its Sole Member

By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

By Annex Holdings HC Corporation, as Member

By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

INTERCALL TELECOM VENTURES, LLC, as Guarantor

By: InterCall, Inc., its Sole Member

By:
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO GUARANTOR CONSENT AND REAFFIRMATION]

INTRADO INTERNATIONAL, LLC, as Guarantor
By: Intrado Inc., its Sole Member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

STARGATE MANAGEMENT, LLC, as Guarantor
By: Cosmosis Corporation, its Sole Member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

TWENTY FIRST CENTURY INTERNATIONAL SERVICES LLC, as Guarantor
By: Twenty First Century Communications, Inc.

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST DIRECT, LLC, as Guarantor
By: West Direct II, Inc., its Sole Member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

RUBIK ACQUISITION COMPANY, LLC
WEST AT HOME, LLC
WEST BUSINESS SOLUTIONS, LLC
WEST FACILITIES, LLC, as Guarantors
By: West Corporation, its Sole Member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO GUARANTOR CONSENT AND REAFFIRMATION]

ANNEX B

LENDER ADDENDUM

Reference is made to the Amended and Restated Credit Agreement, dated as of October 5, 2010 (as so amended and restated and as further amended, supplemented and/or otherwise modified prior to the date hereof, including pursuant to Amendment No. 1, dated as of August 15, 2012, and Amendment No. 2, dated as of October 24, 2012 (the “Second Amendment”), the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wells Fargo Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the Second Amendment Effective Date (as defined in the Second Amendment), the undersigned hereby becomes a Lender thereunder having Extended Maturity Revolving Commitments of $25,000,000.00.

THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Lender:	Citicorp North America, Inc.
Notice Address:	1615 Brett Road, Building III New Castle, DE 19720
Attention:	Faisalkhan Iftekhar Ahmed
Telephone:	201-472-4007
Facsimile:	212-994-0847

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 24th day of October, 2012.

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO LENDER ADDENDUM]

Accepted and agreed:

WEST CORPORATION, as Borrower

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO LENDER ADDENDUM]

ANNEX C

FORM OF SOLVENCY CERTIFICATE

October 24, 2012

Reference is made to the Amended and Restated Credit Agreement, dated as of October 5, 2010, among West Corporation, a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), the other agents named therein and the other parties thereto (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to Amendment No. 1, dated as of August 15, 2012, the “Existing Credit Agreement”).

This Solvency Certificate is being executed and delivered pursuant to Section 3(f) of Amendment No. 2 to Amended and Restated Credit Agreement (the “Second Amendment” and the Existing Credit Agreement as amended, supplemented or otherwise modified, including as amended by the Second Amendment, the “Credit Agreement”), dated as of October 24, 2012, among the Company, the Lenders party thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

I, Paul M. Mendlik, certify that I am the duly appointed, qualified and acting Chief Financial Officer and Treasurer of the Company, and in my capacity as such, that:

1. I have reviewed the terms of the Second Amendment and the Credit Agreement and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

2. Based upon my review and examination described in paragraph 1 above, I certify that as of the date hereof, after giving effect to the transactions contemplated by the Second Amendment, the Loan Parties, when taken as a whole on a consolidated basis, (a) have property, with fair value greater than the total amount of their liabilities, including contingent liabilities (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), (b) have assets with present fair salable value not less than the amount that will be required to pay their probable liability on their debts as they become absolute and matured, (c) do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature and (d) are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which their property would constitute an unreasonably small capital.

[Remainder of page intentionally left blank.]

The foregoing certifications are made and delivered as of the date first written above.

WEST CORPORATION

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SOLVENCY CERTIFICATE]